Invesco Small Cap Discovery Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2019
invesco.com/us	VK-SCD-QTR-3 05/19	Invesco Advisers, Inc.

Schedule of Investments(a)
May 31, 2019
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–96.11%
Aerospace & Defense–4.35%
Aerojet Rocketdyne Holdings, Inc.(b)	188,365	$7,267,122
HEICO Corp., Class A	67,069	8,154,920
Mercury Systems, Inc.(b)	134,795	9,268,504
		24,690,546
Application Software–11.31%
2U, Inc.(b)	78,755	2,991,902
Globant S.A. (Argentina)(b)	64,933	6,028,380
Guidewire Software, Inc.(b)	103,099	10,363,511
HubSpot, Inc.(b)	46,454	8,049,549
j2 Global, Inc.	94,183	7,938,685
New Relic, Inc.(b)	65,170	6,537,854
Q2 Holdings, Inc.(b)	44,655	3,270,532
SS&C Technologies Holdings, Inc.	131,572	7,321,982
Tyler Technologies, Inc.(b)	27,959	5,965,053
Zendesk, Inc.(b)	69,022	5,815,104
		64,282,552
Asset Management & Custody Banks–0.74%
Blucora, Inc.(b)	135,453	4,194,979
Auto Parts & Equipment–1.12%
Fox Factory Holding Corp.(b)	95,373	6,391,899
Biotechnology–6.87%
Amicus Therapeutics, Inc.(b)	235,978	2,659,472
Array BioPharma, Inc.(b)	123,188	3,254,627
Coherus Biosciences, Inc.(b)	160,286	3,029,405
Eagle Pharmaceuticals, Inc.(b)	57,095	2,900,997
Neurocrine Biosciences, Inc.(b)	62,166	5,270,434
Repligen Corp.(b)	109,689	7,620,095
Retrophin, Inc.(b)	247,806	4,591,845
Sage Therapeutics, Inc.(b)	23,597	4,055,616
Sarepta Therapeutics, Inc.(b)	49,461	5,631,135
		39,013,626
Broadcasting–0.61%
Sinclair Broadcast Group, Inc., Class A	65,071	3,493,011
Building Products–1.02%
Trex Co., Inc.(b)	96,972	5,800,865
Casinos & Gaming–0.97%
Penn National Gaming, Inc.(b)	292,213	5,508,215
Construction Materials–0.73%
Summit Materials, Inc., Class A(b)	297,843	4,163,845
Consumer Finance–0.76%
Green Dot Corp., Class A(b)	93,545	4,341,423
Data Processing & Outsourced Services–3.61%
Black Knight, Inc.(b)	169,830	9,627,663
Euronet Worldwide, Inc.(b)	30,403	4,713,681
WNS (Holdings) Ltd. ADR (India)(b)	111,236	6,155,800
		20,497,144
Shares		Value
Distillers & Vintners–0.70%
MGP Ingredients, Inc.(c)	66,234	$3,987,949
Diversified Support Services–1.70%
KAR Auction Services, Inc.	172,089	9,674,844
Education Services–4.41%
Bright Horizons Family Solutions, Inc.(b)	60,096	8,236,758
Chegg, Inc.(b)	229,259	8,588,042
Grand Canyon Education, Inc.(b)	68,606	8,223,115
		25,047,915
Electronic Equipment & Instruments–0.99%
FLIR Systems, Inc.	116,793	5,644,606
Environmental & Facilities Services–1.45%
Casella Waste Systems, Inc., Class A(b)	212,362	8,222,657
Financial Exchanges & Data–1.90%
Cboe Global Markets, Inc.	58,100	6,306,174
Morningstar, Inc.	32,069	4,490,943
		10,797,117
Health Care Equipment–5.30%
DexCom, Inc.(b)	23,803	2,887,304
Insulet Corp.(b)	50,357	5,528,695
Integra LifeSciences Holdings Corp.(b)	96,920	4,516,472
LivaNova PLC(b)	71,538	5,143,582
Masimo Corp.(b)	34,805	4,550,406
Penumbra, Inc.(b)	52,415	7,479,620
		30,106,079
Health Care REITs–0.74%
Physicians Realty Trust	230,187	4,214,724
Health Care Services–2.56%
BioTelemetry, Inc.(b)	75,037	3,591,271
LHC Group, Inc.(b)	67,876	7,688,993
Premier, Inc., Class A(b)	88,808	3,263,694
		14,543,958
Health Care Supplies–0.77%
Neogen Corp.(b)	77,781	4,382,959
Health Care Technology–0.89%
Medidata Solutions, Inc.(b)	55,482	5,057,184
Industrial Machinery–5.59%
Altra Industrial Motion Corp.	221,126	6,936,723
Chart Industries, Inc.(b)	33,638	2,577,680
Gardner Denver Holdings, Inc.(b)	259,694	8,821,805
Graco, Inc.	176,392	8,329,230
Welbilt, Inc.(b)	331,064	5,108,318
		31,773,756
Interactive Home Entertainment–0.60%
Take-Two Interactive Software, Inc.(b)	31,658	3,423,813
Internet & Direct Marketing Retail–1.33%
Etsy, Inc.(b)	121,462	7,568,297

See accompanying notes which are an integral part of this schedule.
Invesco Small Cap Discovery Fund

Shares		Value
Internet Services & Infrastructure–2.06%
GoDaddy, Inc., Class A(b)	108,448	$8,068,531
GTT Communications, Inc.(b)(c)	154,031	3,662,857
		11,731,388
Investment Banking & Brokerage–1.96%
E*TRADE Financial Corp.	88,552	3,967,130
LPL Financial Holdings, Inc.	89,634	7,190,439
		11,157,569
IT Consulting & Other Services–1.26%
EPAM Systems, Inc.(b)	41,500	7,162,485
Leisure Facilities–1.40%
Planet Fitness, Inc., Class A(b)	104,126	7,962,515
Leisure Products–0.75%
Malibu Boats, Inc., Class A(b)	118,716	4,261,904
Life Sciences Tools & Services–2.28%
Bio-Techne Corp.	38,855	7,695,233
Syneos Health, Inc.(b)	126,936	5,233,571
		12,928,804
Managed Health Care–0.37%
HealthEquity, Inc.(b)	31,807	2,078,906
Movies & Entertainment–1.08%
World Wrestling Entertainment, Inc., Class A	83,993	6,109,651
Multi-line Insurance–0.86%
Assurant, Inc.	48,680	4,866,053
Oil & Gas Exploration & Production–1.21%
Callon Petroleum Co.(b)	471,625	2,947,656
Parsley Energy, Inc., Class A(b)	221,753	3,953,856
		6,901,512
Packaged Foods & Meats–1.42%
Nomad Foods Ltd. (United Kingdom)(b)	379,120	8,044,926
Pharmaceuticals–3.12%
Aerie Pharmaceuticals, Inc.(b)	96,982	3,532,085
Catalent, Inc.(b)	96,811	4,404,901
Elanco Animal Health, Inc.(b)	140,455	4,393,432
GW Pharmaceuticals PLC ADR (United Kingdom)(b)	31,080	5,384,299
		17,714,717
Property & Casualty Insurance–0.64%
Hanover Insurance Group, Inc. (The)	29,551	3,609,950
Research & Consulting Services–1.36%
CoStar Group, Inc.(b)	15,130	7,710,853
Restaurants–2.81%
Dunkin’ Brands Group, Inc.	62,567	4,643,723
Papa John’s International, Inc.(c)	66,129	3,205,272
Texas Roadhouse, Inc.	88,885	4,556,245
Wingstop, Inc.	44,919	3,579,146
		15,984,386
Shares		Value
Security & Alarm Services–1.66%
Brink’s Co. (The)	122,796	$9,455,292
Semiconductor Equipment–1.18%
Entegris, Inc.	194,555	6,681,019
Semiconductors–2.68%
Lattice Semiconductor Corp.(b)	432,211	5,532,301
Monolithic Power Systems, Inc.	45,753	5,327,937
Universal Display Corp.	29,599	4,348,981
		15,209,219
Specialized Consumer Services–1.36%
ServiceMaster Global Holdings, Inc.(b)	142,661	7,703,694
Specialty Chemicals–1.43%
Ingevity Corp.(b)	52,787	4,629,420
PolyOne Corp.	140,274	3,525,086
		8,154,506
Specialty Stores–1.50%
Five Below, Inc.(b)	66,180	8,519,351
Systems Software–2.70%
Rapid7, Inc.(b)	169,318	8,846,866
Varonis Systems, Inc.(b)	104,265	6,520,733
		15,367,599
Total Common Stocks & Other Equity Interests (Cost $433,971,789)		546,140,262
Money Market Funds–3.10%
Invesco Government & Agency Portfolio, Institutional Class, 2.30%(d)	6,168,232	6,168,233
Invesco Liquid Assets Portfolio, Institutional Class, 2.43%(d)	4,405,291	4,406,612
Invesco Treasury Portfolio, Institutional Class, 2.28%(d)	7,049,408	7,049,408
Total Money Market Funds (Cost $17,623,974)		17,624,253
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.21% (Cost $451,595,763)		$563,764,515
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.22%
Invesco Government & Agency Portfolio, Institutional Class, 2.30%(d)(e)	5,194,662	5,194,662
Invesco Liquid Assets Portfolio, Institutional Class, 2.43%(d)(e)	1,731,035	1,731,554
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,926,216)		6,926,216
TOTAL INVESTMENTS IN SECURITIES–100.43% (Cost $458,521,979)		570,690,731
OTHER ASSETS LESS LIABILITIES–(0.43)%		(2,453,823)
NET ASSETS–100.00%		$568,236,908
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
See accompanying notes which are an integral part of this schedule.
Invesco Small Cap Discovery Fund

Notes to Schedule of Investments:
(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at May 31, 2019.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of May 31, 2019.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.
See accompanying notes which are an integral part of this schedule.
Invesco Small Cap Discovery Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2019
(Unaudited)
NOTE 1—Significant Accounting Policies
A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the
Invesco Small Cap Discovery Fund

B.	Securities Transactions and Investment Income — (continued)
Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
NOTE 2—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of May 31, 2019, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
Invesco Small Cap Discovery Fund